EXHIBIT 10.1

SCHEDULE Z AMENDMENT

     THIS SCHEDULE Z AMENDMENT AGREEMENT, dated as of February 16, 2010 (the "Schedule Z Amendment Agreement"), is entered into by and among the signatories hereto.

RECITALS

     WHEREAS, the Parties hereto have entered into one or more documents (the "Schedule Z Documents") to which a cumulative definitions annex has been attached as Schedule Z thereto

("Schedule Z"); and

     WHEREAS, on December 4, 2009 the Parties amended Schedule Z, a copy of which is attached hereto as Exhibit A, and several of the Schedule Z Documents; and

     WHEREAS, the Parties hereto desire to again amend Schedule Z attached to each Schedule Z Document.

     NOW THEREFORE in consideration of the foregoing and the mutual agreements herein, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be bound hereby, agree that:

A. The definition in Schedule Z for "Guaranteed Final Completion Date" shall be deleted in its entirety and replaced in its entirety with the amended definition below, effective for all purposes under any Schedule Z Document from and after the date hereof, including as to the interpretation or application of these definitions with respect to historical matters arising under or otherwise relating to any terms and conditions of any Schedule Z Document:

"Guaranteed Final Completion Date" means June 30, 2010. [ASA, CA, EPC, O&M, Schedule Z]

B. The definition in Schedule Z for "Raser Note" shall be deleted in its entirety and replaced in its entirety with the amended definition below, effective for all purposes under any Schedule Z Document from and after the date hereof, including as to the interpretation or application of these definitions with respect to historical matters arising under or otherwise relating to any terms and conditions of any Schedule A Document:

"Raser Note" means the Amended and Restated Promissory Note delivered by Raser, IRP, Raser Power, Western Renewable Power, LLC, RT Patent Company, Inc. and CRP to MLE in the amount owing to MLE under the Raser Guaranty upon the expiration thereof as the result of any shortfall in the amount paid by the Company to MLE under the Redemption Note. [ASA, EPC, Schedule Z]

C. The definition in Schedule Z for "Raser Guaranty" shall be deleted in its entirety and replaced in its entirety with the amended definition below, effective for all purposes under any Schedule Z Document from and after the date hereof, including as to the interpretation or application of these definitions with respect to historical matters arising under or otherwise relating to any terms and conditions of any Schedule A Document:

"Raser Guaranty" means the Guaranty, dated as of December 4, 2009 and as amended on February 16, 2010 by that certain Amendment to Guaranty, made by Raser, IRP, Raser Power, Western Renewable Power, LLC, RT Patent Company, Inc. and CRP in favor of MLE to guaranty payment of the Redemption Note. [Schedule Z]

D. General Provisions:

1.	The Company shall cause to be paid to the Lender a fee of $150,000 as consideration for execution of this Schedule Z Amendment.

2.	This Schedule Z Amendment Agreement is deemed effective as of and from the date first above written.

3.	All capitalized terms used herein which are not defined herein shall have the meaning set forth in Schedule Z unless the contrary intent appears.

4.	Except as specifically amended hereby, each Schedule Z Document shall continue in full force and effect in accordance with the provisions of such Schedule Z Document, and nothing contained herein shall be construed as a waiver or modification of any existing rights and claims under such documents except as such Schedule Z Documents are expressly modified hereby.

5.	From and after the effectiveness of this Schedule Z Amendment Agreement, all references in each Schedule Z Document and in Schedule Z to Schedule Z shall be deemed to be references to Schedule Z as currently amended.

6.	This Schedule Z Amendment Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.	This Schedule Z Amendment Agreement shall in all respects be governed by and construed in accordance with the laws the State of New York, without giving effect to any choice of law rules thereof which may permit or require the application of the laws of another jurisdiction. The Parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York in the county of New York or of the United States of America in the Southern District of New York and hereby waive, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue in an such action or proceeding in any such court.

8.	The Parties agree that the effectiveness of this Schedule Z Amendment requires the signature and delivery of all Parties set forth on the signature pages hereto and shall be ineffective as to any individual party absent such signatures.

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     IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Schedule Z Amendment Agreement to be executed by their duly authorized officers and to be effective as of the day and year first above written.

PARTIES TO CREDIT AGREEMENT

THERMO NO. 1 BE-01, LLC, a Delaware limited liability company, as Company

By:	Intermountain Renewable Power, LLC
Its:	Managing Member

By: /s/ Richard D. Clayton
Name: Richard D. Clayton
Title: Manager

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By: /s/ Christopher Polermo Name: Christopher Polermo Title: Assistant Vice-President

By: /s/ Yana Kislenko Name: Yana Kislenko Title: Assistant Vice-President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By: /s/ Christopher Polermo Name: Christopher Polermo Title: Assistant Vice-President

By: /s/ Yana Kislenko Name: Yana Kislenko Title: Assistant Vice-President

PARTIES TO CREDIT AGREEMENT

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey company, as Lender

By:_/s/ Matthew A. Baker Name: Matthew A. Baker Title: Vice President

     IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Schedule Z Amendment Agreement to be executed by their duly authorized officers and to be effective as of the day and year first above written.

PARTIES TO ACCOUNT AND SECURITY AGREEMENT

THERMO NO. 1 BE-01, LLC, a Delaware limited liability company

By:	Intermountain Renewable Power, LLC
Its:	Managing Member

By:
Name:
Title: Manager

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By: _________________________________ Name: Title: By: _________________________________ Name: Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Account Bank

By: _________________________________ Name: Title: By: _________________________________ Name: Title:

PARTIES TO ACCOUNT AND SECURITY AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Securities Intermediary

By: _________________________________ Name: Title: By: _________________________________ Name: Title: ACKNOWLEDGED:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey company, as Administrative Lender

By: _________________________________ Name: Title:

     IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Schedule Z Amendment Agreement to be executed by their duly authorized officers and to be effective as of the day and year first above written.

PARTIES TO LLC OPERATING AGREEMENT

INTERMOUNTAIN RENEWABLE POWER, LLC, a Delaware limited liability company

By: _________________________________ Name: Title: Manager

COLUMBIA RENEWABLE POWER, LLC, a Delaware limited liability company.

By: _________________________________ Name: Title: Director

     IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Schedule Z Amendment Agreement to be executed by their duly authorized officers and to be effective as of the day and year first above written.

PARTIES TO EQUITY CAPITAL CONTRIBUTION AGREEMENT

INTERMOUNTAIN RENEWABLE POWER, LLC, a Delaware limited liability company

By: _________________________________ Name: Title: Manager

THERMO NO. 1 BE-01, LLC, a Delaware limited liability company, as Company

By:	Intermountain Renewable Power, LLC, a Delaware limited liability company
Its:	Managing Member

By:
Name:
Title: Manager

COLUMBIA RENEWABLE POWER, LLC, as Special Interest Investor

By: _________________________________ Name: Title:

     IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Schedule Z Amendment Agreement to be executed by their duly authorized officers and to be effective as of the day and year first above written.

PARTIES TO ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

THERMO NO. 1 BE-01, LLC, a Delaware limited liability company, as Owner

By:	Intermountain Renewable Power, LLC
Its:	Managing Member

By:
Name:
Title: Manager

RASER TECHNOLOGIES, INC., a Delaware corporation, as Contractor

By: _________________________________ Name: Title:

     IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Schedule Z Amendment Agreement to be executed by their duly authorized officers and to be effective as of the day and year first above written.

PARTIES TO OPERATION AND MAINTENANCE AGREEMENT

THERMO NO. 1 BE-01, LLC, a Delaware limited liability company, as Owner

By:	Intermountain Renewable Power, LLC
Its:	Managing Member

By:
Name:
Title: Manager

RASER POWER SYSTEMS, LLC, a Delaware limited liability company, as Operator

By:	Raser Technologies, Inc.
Its:	Sole Member

By:
Name:
Title:

EXHIBIT A

SCHEDULE Z AS OF DECEMBER 4, 2009